UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2011

Bimini Capital Management, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.   REGULATION FD DISCLOSURE.
On July 12, 2011, the Board of Directors of Bimini Capital Management, Inc. (the “Company”) declared a cash distribution of $0.0325 per share of Class A and Class B Common Stock.  The distribution is payable on August 16, 2011 to stockholders of record as of July 29, 2011.

The Company issued a press release announcing the distribution on July 12, 2011, which is included as Exhibit 99.1.  The press release attached is being furnished to the SEC and shall not be deemed to be “filed” for any purpose except as otherwise specified by the Company.

ITEM 9.01.   EXHIBITS.

(d)           Exhibits

Exhibit 99.1 ― Press Release of Bimini Capital Management, Inc. dated July 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2011	BIMINI CAPITAL MANAGEMENT, INC.

	By:	/s/Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer